Exhibit 99.45

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                 December, 1998
           Series 1998-13, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                        $    685,660.14
                                                                   -------------
        (b)    Interest                                         $  5,206,460.16
                                                                   -------------
        (c)    Total                                            $  5,892,120.30
                                                                   -------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                        $    616,695.64
                                                                   -------------
        (b)    Interest                                         $  4,677,675.03
                                                                   -------------
        (c)    Total                                            $  5,294,370.67
                                                                   -------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                        $     68,964.50
                                                                   -------------
        (b)    Interest                                         $    528,785.13
                                                                   -------------
        (c)    Total                                            $    597,749.63
                                                                   -------------

 4.     Aggregate Principal Prepayments in part received in the
         applicable Prepayment Period:
        (a)    Principal                                        $    324,560.63
                                                                   -------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                        $ 12,787,516.32
                                                                  --------------
        (b)    Interest                                         $     72,887.07
                                                                  --------------
        (c)    Total                                            $ 12,860,403.39
                                                                  --------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                        $          0.00
                                                                  --------------
        (b)    Interest                                         $          0.00
                                                                  --------------
        (c)    Total                                            $          0.00
                                                                  --------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                        $          0.00
                                                                  --------------
        (b)    Interest                                         $          0.00
                                                                  --------------
        (c)    Total                                            $          0.00
                                                                  --------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                           $          0.00
                                                                   -------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                                 $          0.00
                                                                 ---------------

 10.    Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                        $          0.00
                                                                 ---------------
        (b)    Interest                                         $          0.00
                                                                 ---------------
        (c)    Total                                            $          0.00
                                                                 ---------------

 11.    Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                        $          0.00
                                                                 ---------------
        (b)    Interest                                         $          0.00
                                                                 ---------------
        (c)    Total                                            $          0.00
                                                                 ---------------

12.     Pool Scheduled Principal Balance:                       $850,631,658.77
                                                                 ---------------

13.     Available Funds:                                        $ 18,653,207.58
                                                                 ---------------

14.     Realized Losses for prior month:                        $          0.00
                                                                 ---------------

15.     Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.      Non-Credit Losses:                                     $          0.00
                                                                   -------------

17.      Compensating Interest Payment:                         $      8,955.39
                                                                   -------------

18.      Total interest payments:                               $  4,855,470.50
                                                                   -------------

19. Interest
                               Unpaid Class
      Accrued Certificate   Interest Shortfalls    Interest
Class      Interest                                 Payable       Pay-out Rate
-----      --------         -------------------     -------       ------------
R     $              0.00   $              0.00   $       0.00    % 0.000000000
PO    $              0.00   $              0.00   $       0.00    % 0.000000000
A1    $        269,381.92   $              0.00   $ 269,381.92    % 6.749999985
A2    $        151,430.49   $              0.00   $ 151,430.49    % 6.749999835
A3    $        587,110.53   $              0.00   $ 587,110.53    % 6.750000009
A4    $        536,603.41   $              0.00   $ 536,603.41    % 6.749999951
A5    $        123,193.13   $              0.00   $ 123,193.13    % 6.750000274
A6    $        213,526.04   $              0.00   $ 213,526.04    % 6.249999951
A7    $        104,166.67   $              0.00   $ 104,166.67    % 6.250000200
A8    $        156,250.00   $              0.00   $ 156,250.00    % 6.250000000
A9    $        169,870.95   $              0.00   $ 169,870.95    % 6.249999885
A10   $        157,826.32   $              0.00   $ 157,826.32    % 5.362500137
A11   $         92,341.27   $              0.00   $  92,341.27    % 3.137499962
A12   $        291,899.01   $              0.00   $ 291,899.01    % 5.462499924
A13   $        162,314.55   $              0.00   $ 162,314.55    %11.716070905
A14   $        317,469.68   $              0.00   $ 317,469.68    % 6.750000001
A15   $        348,679.61   $              0.00   $ 348,679.61    % 5.562500022
A16   $        107,769.71   $              0.00   $ 107,769.71    %11.330356935
A17   $         50,368.04   $              0.00   $  50,368.04    %12.818289556
A18   $         25,996.41   $              0.00   $  25,996.41    % 9.250001380
A19   $          5,812.19   $              0.00   $       0.00    % 6.750005110
A20   $        179,015.10   $              0.00   $ 179,015.10    % 5.862499949
A21   $         95,805.52   $              0.00   $  95,805.52    % 9.412499662
A22   $        134,627.76   $              0.00   $ 134,627.76    % 5.812500040
A23   $         62,247.25   $              0.00   $  62,247.25    %10.366073161
A24   $        215,971.88   $              0.00   $ 215,971.88    % 6.750000156
A25   $         60,841.76   $              0.00   $  60,841.76    % 5.862500211
A26   $         32,561.37   $              0.00   $  32,561.37    % 9.412500813
RL    $              0.00   $              0.00   $       0.00    % 0.000000000
M     $         93,605.87   $              0.00   $  93,605.87    % 6.749999718
B1    $         40,478.37   $              0.00   $  40,478.37    % 6.750000428
B2    $         22,767.33   $              0.00   $  22,767.33    % 6.750000606
B3    $         20,239.18   $              0.00   $  20,239.18    % 6.749998770
B4    $         10,118.19   $              0.00   $  10,118.19    % 6.750000725
B5    $         15,180.96   $              0.00   $  15,180.96    % 6.749998858

20.      Principal Distribution Amount:                        $  13,797,737.08
                                                                  --------------

21.     Principal Distribution Amount per Certificate:

                                 Principal Distribution       Accrual Amount
                                 ----------------------       --------------
        Class R                  $                 0.00       $         0.00
        Class PO                 $             1,285.03       $         0.00
        Class A1                 $         1,157,189.53       $         0.00
        Class A2                 $           976,494.26       $         0.00
        Class A3                 $         2,087,621.09       $         0.00
        Class A4                 $         1,708,696.70       $         0.00
        Class A5                 $                 0.00       $         0.00
        Class A6                 $                 0.00       $         0.00
        Class A7                 $                 0.00       $         0.00
        Class A8                 $                 0.00       $         0.00
        Class A9                 $                 0.00       $         0.00
        Class A10                $                 0.00       $         0.00
        Class A11                $                 0.00       $         0.00
        Class A12                $         1,881,511.80       $         0.00
        Class A13                $           487,799.36       $         0.00
        Class A14                $           714,201.64       $         0.00
        Class A15                $         2,955,011.99       $         0.00
        Class A16                $            34,419.91       $         0.00
        Class A17                $           426,586.34       $         0.00
        Class A18                $           305,107.97       $         0.00
        Class A19                $         1,039,089.63       $     5,812.19
        Class A20                $                 0.00       $         0.00
        Class A21                $                 0.00       $         0.00
        Class A22                $                 0.00       $         0.00
        Class A23                $                 0.00       $         0.00
        Class A24                $                 0.00       $         0.00
        Class A25                $                 0.00       $         0.00
        Class A26                $                 0.00       $         0.00
        Class SUP                $                 0.00       $         0.00
        Class RL                 $                 0.00       $         0.00
        Class M                  $            13,197.06       $         0.00
        Class B1                 $             5,706.86       $         0.00
        Class B2                 $             3,209.86       $         0.00
        Class B3                 $             2,853.43       $         0.00
        Class B4                 $             1,426.52       $         0.00
        Class B5                 $             2,140.29       $         0.00

22.     Additional distributions to the Class R Certificate pursuant to the
        Agreement:
                                                              $            0.00
                                                                 ---------------

23.     Additional distributions to the Class RL Certificate pursuant to the
        Agreement:
                                                              $            0.03
                                                                 ---------------

24.     Subordinate Certificate Writedown Amount:             $            0.00
                                                                 ---------------

                                                        Accumulative
                Class       Supported Shortfall     Supported Shortfall
                -----       -------------------     -------------------
                  B1        $              0.00     $              0.00
                  B2        $              0.00     $              0.00
                  B3        $              0.00     $              0.00
                  B4        $              0.00     $              0.00
                  B5        $              0.00     $              0.00

25.     Unanticipated Recoveries:                             $            0.00
                                                                 ---------------

26. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate.

                Class                  Certificate Interest
                                              Rates
         Class  A10                %              5.36250014
         Class  A11                %              3.13749996
         Class  A12                %              5.46249992
         Class  A13                %             11.71607090
         Class  A15                %              5.56250002
         Class  A16                %             11.33035693
         Class  A17                %             12.81828956
         Class  A18                %              9.25000138
         Class  A20                %              5.86249995
         Class  A21                %              9.41249966
         Class  A22                %              5.81250004
         Class  A23                %             10.36607316
         Class  A25                %              5.86250021
         Class  A26                %              9.41250081

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution
        Triggers satisfied:
                        Yes         No
         Class-B1        X
         Class-B2        X
         Class-B3        X
         Class-B4        X
         Class-B5        X

 2.     Base Servicing Fee amount:                              $    173,796.98
                                                                     -----------

 3.     Supplemental Servicing Fee amount:                      $    253,259.11
                                                                     -----------

 4.     Credit Losses for prior month:                          $          0.00
                                                                     -----------
                                                  Category  Category  Category
                                                      A         B         C
 5.     Senior Percentage:            % 95.831714    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 6.     Group I Senior Percentage:
                                      %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 7.     Group II Senior Percentage:
                                      %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 8.     Senior Prepayment Percentage:
                                      %100.000000    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 9.     Group I Senior Prepayment
        Percentage:                   %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 10.    Group II Senior Prepayment
        Percentage:                   %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 11.    Junior Percentage:            %  4.168286
                                       -----------

 12.    Junior Prepayment Percentage:
                                      %  0.000000
                                       -----------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Tim Neer
                                            -------------------------------
                                            Name:    Tim Neer
                                            Title:   Vice President
                                                     Investor Operations